UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): February 3, 2006

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-116590	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

4211 W. Boy Scout Blvd.
Tampa FL 33607

(Address of Principal Executive Offices)

(813) 871-4811

 (Registrant’s telephone number, including area code)

Mueller Water Products, LLC
500 West Eldorado Street
Decatur, IL 62522-1808

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.02(a)          Non-Reliance on Previously Issued Financial Statements

On March 14, 2006, the management of Mueller Water Products, Inc. (the “Company”) and its Audit Committee determined that the Company will restate its financial statements for the quarter ended December 31, 2004 to correct the classification of certain prior-period shipping and handling costs in compliance with EITF 00-10: “Accounting for Shipping and Handling Fees and Costs” for United States Pipe and Foundry Company LLC (U.S. Pipe) and that such previously filed financial statements should no longer be relied upon. This amendment No. 1 on Form 8-K/A is being filed to indicate that management has also determined that the U.S. Pipe financial statements for the nine months ended September 30, 2005 and for the years ended December 31, 2004 and 2003 and the unaudited pro forma condensed combined financial statements for the twelve months ended September 30, 2005 included as Exhibits 99.1 and 99.2, respectively, in the Form 8-K dated February 3, 2006 and the U.S. Pipe financial statements for the nine months ended September 30, 2005 and the years ended December 31, 2004 and 2003 and the unaudited pro forma condensed combined financial statements for the twelve months ended September 30, 2005 included in the Registration Statement on Form S-1 filed on February 3, 2006 should no longer be relied upon. Management discussed the foregoing conclusions with PricewaterhouseCoopers, the Company’s independent registered public accounting firm. The overall impact of the restatement is to increase consolidated sales and cost of sales in equal amounts for all affected time periods. More specifically, the restatement has no effect on reported operating income or net income.

In conjunction with this correction, the Company’s quarterly report on Form 10-Q/A for the quarter ended December 31, 2005 will disclose management’s determination that the aforementioned restatement related to the classification of shipping and handling costs is not the result of a new material weakness in internal control over financial reporting, but rather the result of the material weakness previously reported by the Company in its Form 10-Q as of December 31, 2005 related to the Company not maintaining effective controls over the preparation, review and presentation and disclosure of the Company’s consolidated financial statements.

As a result of the foregoing, the Company has corrected U.S. Pipe’s Financial Statements and Pro Forma Condensed Combined Financial Statements in this Form 8-K/A.

The following summary illustrates the effects of the restatement on the Company’s financial statements (dollars in millions):

U.S. Pipe’s Consolidated Statement of Operations

	For the nine
	months ended		For the year		For the year
	September 30, 2005		ended December 31, 2004		ended December 31, 2003
	As	As	As	As
	Reported	Restated	Reported	Restated	As Reported	As Restated
Net sales	$425.5	$456.9	$537.2	$578.4	$431.9	$465.4
Cost of sales	$370.9	$402.3	$490.2	$531.4	$393.9	$427.4

UnAudited Pro Forma Condensed Combined Statement of Operations

	For the twelve months ended
	September 30, 2005
	As	As
	Reported	Restated
Net sales	$1,704.7	$1,747.0
Cost of sales	$1,295.6	$1,337.9

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

99.1	U.S. Pipe’s historical audited financial statements as of September 30, 2005 and December 31, 2004 and for the nine months ended September 30, 2005 and for the years ended December 31, 2004 and 2003.

99.2	Unaudited pro forma condensed combined financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2006	MUELLER WATER PRODUCTS, INC.

	By:	/s/ JEFFERY W. SPRICK
Jeffery W. Sprick
Chief Financial Officer